                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                       THE EMERGING MARKETS INCOME FUND INC
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                      THE EMERGING MARKETS INCOME FUND INC
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                October 20, 1995

To the Stockholders:

     The Annual Meeting of Stockholders of The Emerging Markets Income Fund Inc (the 'Fund') will be held at Oppenheimer Tower, World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Wednesday, December 13, 1995, at 10:00 a.m., for the purposes of considering and voting upon:

          1. The election of directors (Proposal 1).

          2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending August 31, 1996 (Proposal 2).

          3. Any other business that may properly come before the meeting.

     The close of business on October 13, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,
                                         Tana E. Tselepis
                                         Secretary

       TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                      REGISTRATION                                VALID SIGNATURE
--------------------------------------------------------  --------------------------------

CORPORATE ACCOUNTS
(1) ABC Corp. ..........................................  ABC Corp.
(2) ABC Corp. ..........................................  John Doe, Treasurer
(3) ABC Corp. ..........................................  John Doe
              c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust...........................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee................................  Jane B. Doe
              u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. ...............................  John B. Smith
              f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith.......................................  John B. Smith, Jr., Executor

                      THE EMERGING MARKETS INCOME FUND INC

                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Emerging Markets Income Fund Inc (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Wednesday, December 13, 1995 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about October 20, 1995. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on October 13, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 3,512,134 shares of Common Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons names as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

     Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment manager.

     Advantage Advisers, Inc. ('Advantage'), whose principal business address is Oppenheimer Tower, World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment adviser.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect one Class I Director and two Class II Directors, to hold office until the 1997 and 1998 Annual Meetings of Stockholders, respectively, or thereafter when their respective successors are elected and qualified. The terms of office of the remaining Class I Director and the Class III Directors expire at the Annual Meetings of Stockholders in 1997 and 1996, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees are currently members of the Board of Directors of the Fund. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgement.

     The following table provides information concerning each nominee for election as a director:

                                                                                                            COMMON STOCK
                                                                                                         BENEFICIALLY OWNED,
                                                                                                             DIRECTLY OR
                                                                                                           INDIRECTLY, ON
                                                                                                           AUGUST 31, 1995
                                                                                      DIRECTOR           -------------------
           NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS               SINCE      AGE        SHARES (A)
-----------------------------------------------------------------------------------   --------    ---    -------------------
NOMINEES TO SERVE UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS
Charles F. Barber, Member of Audit Committee; Consultant; formerly Chairman of  the     1992      78            1,971
     Board, ASARCO Incorporated.
Alan  H. Rappaport*, President; Executive Vice  President, Oppenheimer & Co., Inc.;     1992      42            1,008
     Director and President, Advantage Advisers, Inc.
NOMINEE TO SERVE UNTIL 1997 ANNUAL MEETING OF STOCKHOLDERS
Riordan Roett,  Professor and  Director, Latin  American Studies  Program, Paul  H.     1995(B)   57         -0-
     Nitze School of Advanced International Studies, Johns Hopkins University.

     The following table provides information concerning the remaining directors of the Fund:

                                                                                                            COMMON STOCK
                                                                                                         BENEFICIALLY OWNED,
                                                                                                             DIRECTLY OR
                                                                                                           INDIRECTLY, ON
                                                                                                           AUGUST 31, 1995
                                                                                      DIRECTOR           -------------------
            NAMES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                 SINCE      AGE        SHARES (A)
-----------------------------------------------------------------------------------   --------    ---    -------------------
DIRECTORS SERVING UNTIL 1996 ANNUAL MEETING OF STOCKHOLDERS
Michael  S. Hyland*,  Chairman; President  and Managing  Director, Salomon Brothers     1992      50            1,000
     Asset Management Inc  and Managing  Director, Salomon Brothers  Inc; prior  to which  he  was  Managing Director,  First  Boston Asset  Management  Corp. and
     Managing Director, First Boston Corporation.
Leslie H.  Gelb, Member  of  Audit Committee;  President,  The Council  on  Foreign     1994      57         -0-
     Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed
     Page, The New York Times.
DIRECTOR SERVING UNTIL 1997 ANNUAL MEETING OF STOCKHOLDERS
Jeswald  W.  Salacuse, Member  of  Audit Committee;  Henry  J. Braker  Professor of     1992      57              200
     Commercial Law and  formerly Dean,  The Fletcher  School of  Law &  Diplomacy,
     Tufts University.

------------------

     * 'Interested person' as defined in the Investment Company Act of 1940 because of a relationship with SBAM or Advantage.

     (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

     (B) Mr. Roett also served as a director of the Fund from February 1994 through June 1994.

     Each of the nominees serves as a director of certain other U.S. registered investment companies, as described below. Messrs. Rappaport, Gelb, Salacuse and Roett are directors of three other investment companies advised by both Advantage and SBAM. Mr. Rappaport is a director of four other investment companies advised by Advantage. Messrs. Salacuse and Gelb are directors of three other investment companies advised by Advantage. Messrs. Salacuse and Roett are directors of two other investment companies advised by SBAM. Messrs. Hyland and Barber serve as directors of five other investment companies advised by both Advantage and SBAM, and seven other investment companies advised by SBAM. Mr. Barber also serves as a director for two other investment companies advised by Advantage, and six other investment companies advised by investment advisory affiliates of Smith Barney Inc., and as a trustee of Lehman Brothers Institutional Funds Group Trust.

     At August 31, 1995, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 3,344,679 shares, equal to 95% of the outstanding shares of the Fund.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Rappaport and Hyland, the present executive officers of the Fund are:

                                                                                   OFFICER
              NAME                               OFFICE                  AGE        SINCE
---------------------------------  -----------------------------------   ---       -------

Peter J. Wilby                     Executive Vice President              36          1994
Thomas K. Flanagan                 Executive Vice President              41          1994
Lawrence H. Kaplan                 Executive Vice President              38          1995
                                     and General Counsel
Alan M. Mandel                     Treasurer                             38          1995
Tana E. Tselepis                   Secretary                             59          1994

     Mr. Wilby has been an employee of SBAM and a director of Salomon Brothers Inc ('SBI') since May 1989. Mr. Flanagan has been an employee of SBAM and a Director of SBI since July 1991. Mr. Kaplan has been a Vice President and Chief Counsel of SBAM and a Vice President of SBI since May 1995. Prior to May 1995, he was Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of Kidder, Peabody & Co. Incorporated since November 1990. Mr. Mandel has been a Vice President of SBAM since January 1, 1995. Prior to January 1995, he was Chief Financial Officer of Hyperion Capital Management Inc. (October 1991-December 1994) and Vice President of Mitchell Hutchins Asset Management Inc. (1987-October 1991). Ms. Tselepis has been an employee of SBAM and a Vice President and Senior Administrator of SBI since October 1989.

     The Fund's Audit Committee is composed of Messrs. Barber, Gelb, Roett and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the year ended August 31, 1995. The Fund has no nominating or compensation committees.

     During the fiscal year ended August 31, 1995, the Board of Directors met seven times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible, with the exception of Messrs. Gelb and Roett.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by Advantage and/or SBAM. The following table provides information concerning the compensation paid during the twelve-month period ended August 31, 1995 to each director of the Fund. Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by Advantage and/or SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended August 31, 1995 by the Fund to Messrs. Rappaport and Hyland who, as employees of Advantage and SBAM, respectively, are interested persons as defined under the Investment Company Act of 1940 (the '1940 Act').


                                           TOTAL COMPENSATION
                              AGGREGATE     FROM OTHER FUNDS    TOTAL COMPENSATION   TOTAL COMPENSATION
                             COMPENSATION    CO-ADVISED BY       FROM OTHER FUNDS     FROM OTHER FUNDS
NAME OF NOMINEE               FROM FUND    ADVANTAGE AND SBAM  ADVISED BY ADVANTAGE   ADVISED BY SBAM    TOTAL COMPENSATION
---------------------------- ------------  ------------------  --------------------  ------------------  ------------------
                                           DIRECTORSHIPS (A)    DIRECTORSHIPS (A)    DIRECTORSHIPS (A)    DIRECTORSHIPS (A)
Charles F. Barber...........    $9,200          $ 45,000(5)          $ 17,950(2)          $ 57,637(7)         $129,787(15)
Leslie H. Gelb..............    $6,162          $ 17,986(3)          $ 18,000(3)          $    -0-            $ 42,148(7)
Jeswald W. Salacuse.........    $9,200          $ 25,000(3)          $ 23,850(3)          $  8,000(1)         $ 66,050(8)
Dr. Riordan Roett...........    $1,700          $  2,100(3)          $  3,929(2)          $    -0-(1)         $  6,729(7)

------------------

 (A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal period ended August 31, 1995, except that the Form 3 -- Initial Statement of Beneficial Ownership of
Securities for Charles J. De Marco, Vice President of Advantage, was inadvertently not timely filed.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the year ending August 31, 1996. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification.
The Fund has been advised by Price Waterhouse LLP that at August 31, 1995 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

     THE DIRECTORS, INCLUDING THE 'NON-INTERESTED' DIRECTORS, UNANIMOUSLY RECOM-MEND THAT THE STOCKHOLDERS VOTE 'FOR' RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment of that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1996 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than June 12, 1996.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

October 20, 1995

                             APPENDIX I PROXY CARD
                      THE EMERGING MARKETS INCOME FUND INC
                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Lawrence H. Kaplan, Alan M. Mandel and Tana
E. Tselepis, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Emerging Markets Income
Fund Inc (the 'Fund') which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on December 13, 1995 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION THE NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

                          (CONTINUED ON REVERSE SIDE)

     Please mark your
[X]  votes as in this
     example.

                    FOR ALL Nominees
                    stated at right              WITHHOLD
                   (except as marked     Authority to vote for all
                to the contrary below)    Nominees listed at right     Nominees to serve until 1997:
1.  ELECTION                                                                     Riordan Roett
    OF                  [ ]                         [ ]                          Nominees to serve until 1998:
    DIRECTORS                                                                    Alan H. Rappaport
                                                                                 Charles F. Barber

(INSTRUCTION: To withhold the authority to vote for any individual nominee(s) write the name of the nominee(s) on the line below)

----------------------------------------------------

                                                  FOR     AGAINST   ABSTAIN
2.  The ratification of the selection of Price
    Waterhouse LLP as the independent             [ ]       [ ]       [ ]
    accountants of the Fund for the fiscal
    year ending August 31, 1996.

3.  Any other business that may properly come before the meeting.

4.  I will be attending the meeting.              [ ]


Please Complete, Sign and Date hereon and Mail in Accompanying
Postpaid Envelope.

SIGNATURE                DATE           SIGNATURE                 DATE
         ---------------     ----------           ---------------      ---------
                                                  IF HELD JOINTLY

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.